Exhibit 10(hh)

COMPLETION GUARANTY

THIS COMPLETION GUARANTY (this "Guaranty") is made as of the 19th day of July, 2019 by Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994, W. DOUGLAS PITTS, an individual, with an address at 703 Waterford Way, Ste. 800, Miami, Florida 33126, CSG GROUP, LLC, a Florida limited liability company with an address at 2600 Golden Gate Parkway, Naples, Florida 34104, J.I. KISLAK, INC., a New Jersey corporation with an address at 7900 Miami Lakes Dr. West, Attn: Corp. Tax Dept., Miami Lakes, Florida 33016, HMG/COURTLAND PROPERTIES, INC., a Delaware corporation with an address at 1870 S. Bayshore Drive, Coconut Grove, Florida 33133 (each a “Guarantor” and collectively, if more than one, "Guarantors"), jointly and severally, for the benefit of PNC BANK, NATIONAL ASSOCIATION ("Lender"), with an address at 2255 Glades Road, Suite 140W, Boca Raton, Florida 33431 in consideration of the extension of credit by Lender to MURANO AT THREE OAKS ASSOCIATES, LLC, a Florida limited liability company (the "Borrower"), and other good and valuable consideration, the receipt and sufficiency of which are acknowledged.

1.          Definitions. The defined terms below shall have the following meanings when used in this Guaranty. Capitalized terms used and not otherwise defined in this Guaranty have the meanings given to such terms in the Loan Agreement (defined below).

(a)          "Bankruptcy Code" means Title 11 U.S.C. § 101 et seq., as the same may now or hereafter be amended, re-enacted, or codified.

(b)          "Debtor Relief Law" means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

(c)          "Expense Obligations" means all costs and expenses of any kind which Lender may at any time pay or incur in attempting to collect, compromise or enforce in any respect this Guaranty including, without limitation, all reasonable attorneys' fees, court costs, and other legal expenses, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving any Loan Party, together with interest at the Default Rate on any such payment from the date thereof until repayment to Lender in full.

(d)          "Event of Default" means as defined in Section 7.

(e)          "Guaranteed Obligations" means as defined in Section 2.

(f)          "Guarantor Claims" means all debts and liabilities of Borrower to any Guarantor, or by and among Guarantors, if more than one, together with interest thereon, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether such obligations of Borrower or Guarantors thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person in whose favor such debts and liabilities may, at their inception, have been, or may hereafter be created prior to satisfaction of the Guaranteed Obligations, or the manner in which they have been or may hereafter be created. Guarantor Claims include without limitation all rights and claims of any Guarantor against Borrower arising as a result of subrogation or otherwise, or against any other Guarantor if more than as a result of contribution or otherwise, resulting from Guarantor's payment of all or any portion of the Guaranteed Obligations.

(g)          "Indemnified Parties" means as defined in Section 19.

(h)          "Loan Agreement" means that certain Construction and Mini Perm Loan Agreement by and among Lender, Borrower and Guarantors dated of even date herewith, as the same may from time to time be amended, modified, replaced, restated, extended, renewed, refinanced and/or supplemented.

2.          Guaranteed Obligations.

(a)          Guarantors unconditionally guarantee, as a primary obligor, and become surety for the prompt payment and performance by Borrower of the following (collectively, the "Guaranteed Obligations"):

(i)          that the construction of the Improvements will be fully completed pursuant to and in accordance with the Loan Agreement and substantially in accordance with the Plans and the Leases on or before the Required Completion Date, free and clear of all claims and liens (including but not limited to mechanics’ liens, or if subject to liens, such liens have been bonded in accordance with applicable law) against the Project and that Guarantor will make available any and all funds necessary to pay for the completion of construction of the Project as set forth above and will indemnify Lender, and defend and hold Lender harmless against the claims of any unpaid contractors, sub-contractors, laborers, materialmen, suppliers and all Persons and entities performing labor or furnishing materials, or both, with respect to the Improvements;

(ii)         that all costs and expenses shall be paid and all liabilities shall be discharged with respect to the construction and completion of the Improvements, including all expenses incurred by or on behalf of Lender and all monies advanced by Lender at its option, to secure, protect, partially complete or complete in full the Improvements in accordance with Section 10.2(d) of the Loan Agreement; and

(iii)        all Expense Obligations.

(b)          Upon the occurrence of an Event of Default, Guarantors will pay or otherwise cause the Guaranteed Obligations to be performed upon demand by Lender. Until the Guaranteed Obligations are indefeasibly paid in full, all other obligations hereunder have been performed and discharged, and all Commitments have terminated or expired, the Guaranteed Obligations will not be reduced in any manner whatsoever by any amounts which Lender realizes before or after maturity of the Guaranteed Obligations, by acceleration or otherwise, as a result of payments made by or on behalf of Borrower or by or on behalf of any other person or entity primarily or secondarily liable for the Guaranteed Obligations or any part thereof (other than direct payments by Guarantors to Lender as described in Section 2(c) below), or otherwise credited to Borrower or such person or entity, or as a result of the exercise of Lender's rights with respect to the Collateral. The Guaranteed Obligations shall not be affected by any errors or omissions of Borrower, any other Guarantor, the Architect, any Contractor, or any agent or employee of any of them in design, supervision or performance of the construction, it being understood that such risk is assumed by Guarantors.

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(c)          Subject to Lender's right to apply payments and collateral proceeds received by it in accordance with the Loan Agreement, the Guaranteed Obligations shall only be reduced by payments made directly by Guarantors to Lender after acceleration of the Indebtedness and shall not include any amounts received by Lender from any other party or source or realized as a result of the exercise of the rights in collateral furnished by any other party or source, including, without limitation, the Borrower. In order for a payment to be construed as having been made directly by Guarantors, Guarantors shall cause such payment to be delivered in person or by mail, to any Vice President of Lender's Real Estate Finance Department or by wire with written confirmation to any Vice President of Lender's Real Estate Finance Department and such payment shall contain a written statement by Guarantors that such payment applies to the Guaranteed Obligations.

3.          Nature of Guaranty; Waivers.

(a)          This is a guaranty of payment and not of collection, and Lender is not required or obligated, as a condition of Guarantors’ liability, to make any demand upon or to pursue any of its rights against Borrower or any other Loan Party.

(b)          This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until the Guaranteed Obligations are indefeasibly paid in full, all other obligations hereunder have been performed and discharged. Subject to termination in accordance with the previous sentence, this Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by (i) any surrender, exchange, acceptance, compromise or release by Lender of any other Person, or any other pledge, guaranty or any security held by it for any of the Guaranteed Obligations; (ii) any failure of Lender to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any Collateral or with respect to any pledge, guaranty or other security given in support of the Obligations; or (iii) any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any guaranty, pledge or security instrument given in support of the Obligations. Guarantors’ obligations hereunder will not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim any Guarantor may have (directly or indirectly) against Borrower or Lender, except payment or performance of the Guaranteed Obligations. Notwithstanding the foregoing, this Guaranty shall remain in full force and effect for so long as any payment hereunder related to the Guaranteed Obligations may be voided, treated as a preference or otherwise set aside in any preceding under any Debtor Relief Law, and nothing herein shall waive any right which Lender may have under Section 506(a), 506(b), 111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Guaranteed Obligations or to require that all Collateral shall continue to secure all of the Guaranteed Obligations in accordance with the Loan Documents.

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(c)          To the extent permitted by Law, Guarantors further agree to make full payment to Lender even if circumstances exist which constitute an equitable discharge of any Guarantor as surety or guarantor. Notice of acceptance of this Guaranty, notice of extensions of credit to Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon Lender's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are waived. Each Guarantor waives all defenses based on suretyship or impairment of collateral.

(d)          Lender at any time and from time to time, without notice to or the consent of Guarantors, and without impairing, releasing, discharging or modifying Guarantors’ liabilities hereunder, may (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Guaranteed Obligations (in which case, the "Guaranteed Obligations" shall include any such changes); (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Guaranteed Obligations, any other guaranties, or any security for any Guaranteed Obligations or guaranties; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to the Guaranteed Obligations in such order, manner and amount as Lender may determine in its sole discretion; (iv) settle, compromise or deal with any other Person, including Borrower or any Guarantor, with respect to any Guaranteed Obligations in such manner as Lender deems appropriate in its sole discretion; (v) add, substitute, exchange or release any security, or add, modify or release the obligations of other Loan Parties; or (vi) enter into one or more forbearance agreements or take such actions and exercise such remedies provided by this Guaranty or the other Loan Documents.

(e)          Guarantors’ liabilities hereunder are independent of, and severable from, any other liabilities of Guarantors under any separate guaranty or indemnity agreement executed and delivered in connection with the Loan including, without limitation, the Environmental Indemnity Agreement, any other guaranty, pledge, security instrument, or indemnity agreement otherwise given by a Loan Party in support of the Obligations.

4.          Repayments or Recovery from Lender. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Guaranteed Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantors will be and remain liable hereunder, and the Guaranteed Obligations will continue to include, the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender. The provisions of this section will remain effective notwithstanding any contrary action which may have been taken by Guarantors in reliance upon such payment, and any such contrary action will be without prejudice to Lender's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

5.          Enforceability of Obligations. No modification, limitation or discharge of the Guaranteed Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under any Debtor Relief Law will affect, modify, limit or discharge Guarantors’ liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantors to the same extent and with the same force and effect as if any such proceeding had not been instituted. Each Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

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6.          Events of Default. The occurrence of any of the following will be an "Event of Default" under this Guaranty: (a) any material breach by any Guarantor of its representations and warranties, or default of its covenants and obligations, under this Guaranty, (b) the occurrence of an Event of Default (as defined in any of the Loan Documents), or (c) the termination or attempted termination of this Guaranty, except in accordance with the terms hereof.

7.          Right of Setoff. In addition to all liens upon and rights of setoff against Guarantors’ money, securities or other property given to Lender by law, Lender will have, with respect to the Guaranteed Obligations, rights of setoff described in Section 10.2(a)(ii) of the Loan Agreement.

8.          Guarantor Claims.

(a)          Until the Guaranteed Obligations are indefeasibly paid in full, the Guaranteed Obligations have been performed and discharged and all Commitments have been terminated or expired, each Guarantor agrees not to accept any payment or satisfaction of any Guarantor Claims and hereby assigns all such Guarantor Claims to Lender, including the right (but not the obligation) to file proof of claim and to vote in any action under any Debtor Relief Law, including the right to vote on any plan of reorganization, liquidation or other proposal for debt adjustment under any Debtor Relief Law.

(b)          Each Guarantor agrees that no payment by it under this Guaranty will give rise to (i) any rights of subrogation against Borrower or the Collateral for the Guaranteed Obligations, or (ii) any rights of contribution against any other Person, in each case unless and until Lender has received full and indefeasible payment and performance of the Guaranteed Obligations. If the deferral of such rights will be unenforceable for any reason, each Guarantor agrees that (iii) its rights of subrogation will be junior and subordinate to Lender's rights against Borrower, any other guarantor, and the Collateral for the Obligations, and (iv) its rights of contribution against any other Person will be junior and subordinate to the rights against any other Person of Lender.

(c)          Any Guarantor Claim will be and hereby is deferred, postponed and subordinated to the prior payment in full of the Guaranteed Obligations. Each Guarantor agrees that should Guarantor receive any funds, payment, claim, distribution, satisfaction or security for any Guarantor Claim, the same will be delivered to Lender in the form received (endorsed or assigned as may be appropriate) for application on account of, or as security for, the Guaranteed Obligations and until so delivered to Lender, will be held in trust for Lender as security for the Guaranteed Obligations, and agrees that it will have absolutely no dominion over the amount of such funds, payments, claim, distribution, satisfaction or security except to pay or deliver the same to Lender, and each Guarantor covenants to promptly pay or deliver the same to Lender.

(d)          Each Guarantor agrees that it will have no liens or security interests upon a Loan Party's assets to secure any Guarantor Claim and, to the extent that any such lien or security interest in such Guarantor's assets exists or will hereafter be created or attach for any reason, such liens and security interests are and will remain inferior and subordinate to the liens and security interests of Lender securing the Guaranteed Obligations. Without the prior written consent of Lender, no Guarantor will (i) exercise or enforce any creditor's rights it may have against any Loan Party, or (ii) foreclose, repossess, sequester or otherwise take steps to institute any action or proceedings to enforce any liens or security interests on any asset of any Loan Party.

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(e)          In the event of any bankruptcy action or proceeding under any Debtor Relief Law involving a Guarantor as debtor, Lender will have the right to prove its claim in any such action or proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application against the Guaranteed Obligations, any such dividend or payment which is otherwise payable to such Guarantor and which will constitute a credit against the Guarantor Claims, then upon full payment and satisfaction of the Guaranteed Obligations, such Guarantor will be subrogated to the rights of Lender to the extent that such payments with respect to any such Guarantor Claim have contributed toward the liquidation of all the obligations under this Guaranty, and such subrogation will be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon such Guarantor Claim.

9.          Actions by Guarantor Against Borrower. Each Guarantor covenants and agrees that it will not at any time institute or join in the institution of any action or proceeding against Borrower under any Debtor Relief Law. Upon the commencement of any such action or proceeding by or against Borrower, no Guarantor shall seek nor cause Borrower to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other Debtor Relief Law, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights against Borrower, any other guarantor or the Collateral.

10.         Notices. All notices, demands, requests, consents, approvals and other communications required or permitted will be given in accordance with the notice provisions of the Loan Agreement.

11.         Preservation of Rights. No course of dealing and no delay or failure of Lender in exercising any right, power, remedy or privilege under this Guaranty or any other Loan Document will affect any other or future exercise thereof or operate as a waiver thereof, nor will any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of Lender under this Guaranty and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Lender may proceed in any order against any Loan Party or any other obligor of, or any collateral securing, the Guaranteed Obligations.

12.         Severability.  The provisions of this Guaranty are intended to be severable. If any provision of this Guaranty is held invalid or unenforceable in whole or in part in any jurisdiction such provision will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

13.         Changes in Writing. No modification, amendment or waiver of, or consent to any departure by any Guarantor from, any provision of this Guaranty will be effective unless made pursuant to Section 11.1 of the Loan Agreement. No notice to or demand on any or all Guarantors will entitle Guarantors to any other or further notice or demand in the same, similar or other circumstance.

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14.         Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among Guarantors and Lender with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other Guaranty or Loan Documents to which Guarantors are a party.

15.         Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of each Guarantor and Lender and their respective heirs, executors, administrators, personal representatives, successors and assigns; provided, however, that no Guarantor may assign this Guaranty in whole or in part without Lender's prior written consent. The death or disability of any natural person who is a Guarantor shall in no way impair or affect this Guaranty, either with respect to the estate of the person so dying, which shall continue to be bound, or otherwise. Each Guarantor acknowledges and agrees that the obligations and liabilities of such Guarantor under this Guaranty shall not be affected in any way by any transfer of interests in Borrower, even though Lender may have consented to such transfer pursuant to the provisions of the Loan Agreement or otherwise. Any other attempted assignment or transfer by any party hereto is null and void.

16.         Treatment of Certain Information.

Each Guarantor agrees that Information concerning such Guarantor may be disclosed (a) to any Affiliates and Related Parties of Lender, provided that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential; (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other Loan Party; (e) in connection with the exercise of any remedies under this Guaranty or any other Loan Document or any action or proceeding relating to this Guaranty or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Guaranty; (g) on a confidential basis to (i) any rating agency in connection with rating Borrower, any Guarantor, any other Loan Parties, or their Affiliates, or the credit facility provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided for herein; (h) with the consent of such Guarantor, any other Loan Party or their Affiliates whose consent is required; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to Lender or any of its Affiliates on a not confidential basis from a source other than such Guarantor, the other Loan Parties or their Affiliates. Any Person required to maintain the confidentiality of Information as provided by applicable provisions of the Loan Agreement or this Guaranty is considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain confidentiality as such Person could accord to its own confidential information.

17.         Joint and Several Liability. Guarantors, if more than one, acknowledge and agree that all obligations of Guarantors hereunder shall be joint and several, and all references to a Guarantor herein shall be deemed to refer to each of such parties comprising Guarantors both individually and collectively with the other such party.

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18.         Interpretation. In this Guaranty, unless Guarantors and Lender otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" will be deemed to include "and/or", the words "including", "includes" and "include" will be deemed to be followed by the words "without limitation", references to articles, sections (or subdivisions of sections) or exhibits are to those of this Guaranty; and references to agreements and other contractual instruments will be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Guaranty or the other Loan Documents. Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

19.         Indemnity.  Guarantors agrees to indemnify Lender, each legal entity, if any, who controls, is controlled by or is under common control with Lender and each of their respective directors, officers, employees and agents (collectively, the "Indemnified Parties"), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and reasonable charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of any Guarantor), in connection with or arising out of the matters referred to in this Guaranty or in the other Loan Documents; provided, however, that the foregoing indemnity will not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. Lender may participate in the defense of any such action or claim. The provisions of this Section will survive the termination, satisfaction or release of this Guaranty, the foreclosure of the Mortgage or other liens upon any Collateral, the delivery of a deed in lieu of foreclosure, payment of all or any Note or portion of the Loan and assignment of any rights hereunder.

20.         Equal Credit Opportunity Act. If any Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), such Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Guaranteed Obligations, and (ii) such Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

21.         Authorization to Obtain Credit Reports. By signing below, each Guarantor who is an individual provides written authorization to Lender or its designee (and any assignee or potential assignee) to obtain such Guarantor's personal credit profile from one or more national credit bureaus. Such authorization will extend to obtaining a credit profile in considering this Guaranty and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

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22.         GOVERNING LAW; JURISDICTION; ETC.

(a)          GOVERNING LAW. THIS GUARANTY AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

(b)          JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, CONTRACT, TORT OR OTHERWISE, AGAINST LENDER OR ANY RELATED PARTY OF THE FOREGOING, IN ANY WAY RELATING TO THIS GUARANTY, ANY LOAN DOCUMENT OR TRANSACTIONS RELATED TO ANY LOAN DOCUMENT, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF FLORIDA SITTING IN LEE COUNTY, OR OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT OF FLORIDA, AND ANY APPELLATE COURT FROM ANY THEREOF. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING IS CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN ANY LOAN DOCUMENT AFFECTS ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)          WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          SERVICE OF PROCESS. EACH GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR IN THE LOAN AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY GUARANTOR OR LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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23.         Waiver of Jury Trial. EACH GUARANTOR AND LENDER BY ACCEPTANCE HEREOF HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON COULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) IF MORE THAN ONE GUARANTOR IS A PARTY, EACH GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

24.         Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same page. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

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[SIGNATURE PAGE 1 OF 6 – COMPLETION GUARANTY]

Each Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound.

GUARANTOR:

/S/ Kiki L. Courtelis
Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, Kiki L. Courtelis, as Trustee of the Investment Trust created under the Alec P. Courtelis Declaration of Trust dated April 8, 1994, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 2 OF 6 – COMPLETION GUARANTY]

GUARANTOR:

/S/ W. Douglas Pitts	(Seal)
W. DOUGLAS PITTS

guarantor ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by W. DOUGLAS PITTS, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

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[SIGNATURE PAGE 3 OF 6 – COMPLETION GUARANTY]

GUARANTOR:

CSG GROUP, LLC, a Florida limited liability company

By:	BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, its Manager

By:	/S/ Brian Goguen
Brian Goguen, Chief Operating Officer

By:	/S/ Bradley A. Boaz
Bradley A. Boaz, Chief Financial Officer

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Brian Goguen, as Chief Operating Officer of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, the Manager of CSG GROUP, LLC, a Florida limited liability company, on behalf of the company, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

13

[SIGNATURE PAGE 4 OF 6 – COMPLETION GUARANTY]

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Bradley A. Boaz, as Chief Financial Officer of BARRON COLLIER MANAGEMENT, LLC, a Florida limited liability company, the Manager of CSG GROUP, LLC, a Florida limited liability company, on behalf of the company, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

14

[SIGNATURE PAGE 5 OF 6 – COMPLETION GUARANTY]

GUARANTOR:

J.I. KISLAK, INC., a New Jersey corporation

By:	/S/ Thomas Bartelmo	(Seal)
Name:	Thomas Bartelmo
Title:	President

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Thomas Bartelmo, as President of J.I. KISLAK, INC., a New Jersey corporation, on behalf of the corporation, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

15

[SIGNATURE PAGE 6 OF 6 – COMPLETION GUARANTY]

GUARANTOR:

HMG/COURTLAND PROPERTIES, INC., a Delaware corporation

By:	/S/ Maurice Wiener	(Seal)
Name:	Maurice Wiener
Title:	President

GUARANTOR ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this 19th day of July, 2019, by Maurice Wiener, as President of HMG/COURTLAND PROPERTIES, INC., a Delaware corporation, on behalf of the corporation, who is personally known to me or who has produced a driver’s license as identification and who did not take an oath.

__________________________________________

Print or Stamp Name: ________________________

Notary Public, State of _______________________

Commission No.:____________________________

My Commission Expires: _____________________

16